Ehibit 10(vv)
                           Strategic Interactive Group
                       A Bronner Slosberg Humphrey Company

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                          INSERTION ORDER AUTHORIZATION
                          -----------------------------
Client:    Kodak                             Sales:       Robert Connery
           -----------------------------                  ----------------------
Program:   Wave 2-DC210 Digital Camera       Phone:       212-398-4440
           -----------------------------                  ----------------------
Size:      Final Bell and SportSim           Fax:         212-398-4441
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                                             Tech E-mail: adinsert@finalbell.com
                                                          ----------------------

                                       Guaranteed
                                       ----------
         Site                          Impressions                 Cost (Barter)
         ----                          -----------                 -------------

         Final Bell                     2,250,000                   $   75,200

         SportSim                        750,000                    $   18,800

         Sharks Sponsorship                TBD                      $   56,000

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                                       TOTAL COST:                  $  150,000
                                ------------------------------------------------
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This sponsorship will be paid solely through barter
credits earned by Kodak through GMR.  Please contact
Bill  Bender  or  Sharon  Elbas  at  GMR at  212-297-9600  to  negotiate  barter agreement.
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November 26 - January 26
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Reports should be received each week and should
include total impressions and click throughs for
each banner posted on your sites.  Please send all
reporting data to:  susan.develin@[illegible].com
(cc:  [illegible]@sig.[illegible].com)
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Sandbox  has  agreed to closely  monitor  this  campaign  to ensure a click rate between 1-2%. Sandbox will bonus impressions to Kodak if click rate drops below 1%.
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Please  call   [illegible]  at  614-867-1549   (technical)  or  Sue  Develin  at
617-867-1985 with questions regarding this order.
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Authorized Site Signature/Date     Authorized SIG Signature/Date
------------------------------     -----------------------------
                                   Susan Develin                   11/24/97
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